[LOGO OF TCW(R)] TCW CONVERTIBLE
                 SECURITIES FUND, INC.

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DIRECTORS AND OFFICERS
Ernest O. Ellison              Coleman W. Morton
President and Director         Director
John C. Argue                  Charles A. Parker
Director                       Director
Norman Barker, Jr.             Lawrence J. Sheehan
Director                       Director
Richard W. Call                Robert G. Sims
Director                       Director

Ronald E. Robison              David K. Sandie
Senior Vice President and      Principal Accounting
Chief Operating Officer        Officer, Treasurer and
Robert M. Hanisee              Assistant Secretary
Senior Vice President          Philip K. Holl
Kevin A. Hunter                Secretary
Senior Vice President          Marie M. Bender
Thomas E. Larkin, Jr.          Assistant Secretary
Senior Vice President          Michael E. Cahill
Hilary G.D. Lord               General Counsel and
Senior Vice President          Assistant Secretary
and Assistant Secretary        Peter C. DiBona
                               Assistant Treasurer
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SHAREHOLDER INFORMATION
INVESTMENT ADVISER
TCW Funds Management, Inc.
865 South Figueroa Street
Los Angeles, California 90017

--------------------------------------------------------------------------------
TRANSFER AGENT, DIVIDEND REINVESTMENT
AND DISBURSING AGENT AND REGISTRAR
The Bank of New York
Church Street Station
P.O. Box #11002
New York, New York 10277-0770

--------------------------------------------------------------------------------
CUSTODIAN
Custodial Trust Company
101 Carnegie Center
Princeton, NJ 08540

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INDEPENDENT AUDITORS
Deloitte & Touche LLP
1000 Wilshire Boulevard
Los Angeles, California 90017

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LEGAL COUNSEL
O'Melveny & Myers LLP
400 S. Hope Street
Los Angeles, California 90071

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TCW CONVERTIBLE
SECURITIES FUND, INC.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
ANNUAL REPORT
DECEMBER 31, 1997



                                                               [LOGO OF TWC(R)]


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

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     TCW CONVERTIBLE SECURITIES FUND, INC.
     The President's Letter
[LOGO OF TCW]
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DEAR SHAREHOLDER:

  1997 was a superb year for the domestic financial markets, but ended in turmoil. The Asian crisis caused considerable consternation among U.S. investors. As a result, stock prices corrected in October and there has been an increase in stock market volatility. Despite the gyrations of the fourth quarter, the S&P500 recorded its third straight year of greater than 20% returns. In addition, the end of 1997 marked the best ten-year period on record for returns on the Dow Jones average. Bonds also joined the party with both high grade and high yield issues generating returns well in excess of their coupons. Convertibles performed well in this environment, with most convertible indices generating returns of 17% to 19%.

PERFORMANCE OF THE FUND'S SHARES

  During 1997, the Fund's shareholders realized a total return of 13.0% (with dividends reinvested). This included four regular quarterly distributions of $0.21 per share and an additional year-end distribution of $0.03 per share for a total of $0.87 per share. Of this amount, $0.37 per share was classified as ordinary income and $0.50 per share was classified as long-term capital gain for federal tax purposes. The market value of the Fund's shares was $9.375 at the beginning of the year and ended 1997 at $9.625. The per share market value of $9.625 represented a premium of 4.51% to the Fund's net asset value ("NAV") of $9.21. The contraction of the Fund's premium over NAV from 10.2% to 4.5% during 1997 caused the return to shareholders of 13.0% to be below the return on NAV which was 19.1%.

THE CONVERTIBLE MARKET

  The convertible market remains a dynamic and rewarding area for investment. Although convertibles have lagged the spectacular performance of the S&P 500 during the last three years, over the long term convertibles continue to capture a significant portion of the upside of stocks while providing lower volatility and significant protection of capital. With the market in the midst of a period of tremendous uncertainty, it is likely that returns will be lower in 1998 than they have been during the past three years. With their relatively higher yield, participation with equities on the upside and defensive qualities, convertible securities should be positioned to provide very competitive returns compared to equities going forward.

  The new issue market posted a record year for dollar volume in 1997. During the year, a total of 140 issues with a net value of $28.0 billion came to market. New issuance exceeded redemptions and led to a small increase in the total size of the U.S. convertible market to approximately $137 billion. New issue terms varied considerably during the year. While many issues were priced attractively, terms became aggressive during the middle of the year. The most dramatic change was an increase in conversion premiums to a range of 30%-70%. In 1997, 22 issues with a market value of $7.4 billion were issued with high conversion premiums. We did not find many of these issues attractive and participated in only a limited number of them. For the high premium issues which we did purchase, the bond value combined with an attractive stock have the potential to lead to annualized mid-teens returns on the upside with very low downside risk.

  The other positive trend in new issue terms, which is positive, is the continued shortening of maturities. The average convertible issued during 1997 had a 6.8 year maturity and was issued at a 26.3% premium over bond value. With interest rates declining, these short maturity bonds will provide substantial downside protection should the underlying stocks decline.

                                    TABLE 1
                          NEW ISSUE CONVERTIBLE BONDS
                     MATURITY/PREMIUM TO INVESTMENT VALUE

                                         1990 1991 1992 1993 1994 1995 1996 1997
                                         ---- ---- ---- ---- ---- ---- ---- ----
Average Maturity (Years)*............... 15.0 10.3  9.2  9.4  8.2  7.2  7.0  6.8
% Premium to Investment Value........... 98.7 33.6 26.9 27.8 23.9 24.4 31.3 26.3

--------
 *New Issue Convertible Bonds
Source: Salomon Smith Barney

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     TCW CONVERTIBLE SECURITIES FUND, INC.
     The President's Letter (continued)
[LOGO OF TCW]
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FUND PERFORMANCE AND STRATEGY

  The Fund's underlying investment performance in 1997 exceeded that of the convertible benchmarks. While the Fund's performance was lower than that of the S&P 500, it was very competitive with that of the NASDAQ.

                                    TABLE 2
                               FUND PERFORMANCE

                                                                           1997
                                                                          ------
TCW Convertible Securities Fund, Inc. ................................... 19.1%*
First Boston Convertible Securities Index................................ 16.9%
Lipper average of convertible mutual funds............................... 17.6%*
Standard & Poors 500..................................................... 33.4%
NASDAQ................................................................... 21.6%

--------
 *Returns are net of management fees and expenses.

  Most of the incremental relative performance of the Fund was generated during the turbulent fourth quarter. While the convertible benchmarks declined between 1.4% and 2.8% the Fund generated a positive return. The performance was, in part, due to the Fund's lower exposure to technology and energy. These industries are heavily weighted in the convertible universe and were down significantly.

                                    TABLE 3
                             INDUSTRY PERFORMANCE*

                                                                   Total Returns
                                                                       4Q97
                                                                   -------------
Oil & Gas Products................................................     (5.6%)
Integrated Oil - Domestic.........................................     (3.9%)
Integrated Oil - Foreign..........................................     (5.4%)
Oil Services......................................................     (5.6%)
Computer Hardware.................................................     (0.9%)
Electronics - Semiconductors......................................     (7.2%)
Electronics - Instrumentation.....................................    (12.0%)

--------
 *Source: Merrill Lynch

  The Fund began the year most heavily weighted in the consumer staples and capital goods sector. The Fund was relatively under weighted in the consumer cyclical, basic industry and credit sensitive sectors. Within the consumer staples sector, the largest industry weightings are in media, health care, business services and retail. We believe that in a moderating economy, these industries should show very good relative growth. While retail might be expected to slow in a moderating economy, the consumer appears to be in good shape and continues to spend. In the capital goods sector, weightings were reduced somewhat during the year. More importantly, the Fund's commitment to technology decreased as the year progressed. As holdings in technology were sold, the Fund added investments in telecommunications. The basic industrial sector continues to be under weighted. Most industries in this sector have low unit growth and little pricing flexibility. Furthermore, many Asian companies in this sector may flood their respective markets with low cost products increasing already intense competition. The weighting in the credit sensitive sector declined as the Fund liquidated some of its holdings in REITs and the insurance industry.

                                    TABLE 4
                              SECTOR ALLOCATION*

                                                       December 31, December 31,
                                                           1996         1997
                                                       ------------ ------------
Consumer Staples......................................    48.9%        56.1%
Capital Goods.........................................    33.3%        26.3%
Consumer Cyclicals....................................     1.1%         1.2%
Basic Industries......................................     5.6%         7.2%
Credit Sensitive......................................    13.0%         6.6%

--------
 *As a percentage of net assets.

  During 1997, the Fund benefitted from holdings in a diverse group of securi-ties. The best performing industry was cable. After three years of under-per-formance, the group performed spectacularly. Holdings in Telecommunications Inc., U.S. West Media, Cox Communications and Time Warner all did well. In ad-dition to cable, the Fund realized significant profits on several technology holdings such as Altera, Analog Devices and Quantum Corp. The Fund's holding in Cisco Systems also

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     TCW CONVERTIBLE SECURITIES FUND, INC.
     The President's Letter (continued)
[LOGO OF TCW]
-------------------------------------------------------------------------------

appreciated significantly during the year. Other holdings which added significant performance included Sepracor, SFX Broadcasting, Home Depot, Hexcel and Staples. The excellent performance of these securities offset some disappointments. In particular, significant holdings in Motorola, U.S. Filter, Thermo Electron, Xilinx and Safeguard Scientific under performed. However, we believe that after a year's hiatus, all of these holdings should do well in 1998.

  The Fund's strategy continues to emphasize companies which can show good earnings growth in a moderately growing economy. It is expected that the Fund will continue to invest in media, health care, technology, telecommunications and business and financial services where growth prospects appear promising. There still appears to be little reason to invest in most basic industries with the exception of energy. During the last three to four months, many energy stocks have declined significantly and now appear attractive. In addition, with current market volatility high and the tremendous uncertainty created by the Asian economic crisis, the Fund remains committed to selling most convertibles as they become equity equivalents and reinvesting the proceeds in convertibles which have good downside protection via short maturities or relatively high yields.

ECONOMIC/MARKET OUTLOOK

  Intermediate and long term interest rates fell significantly in 1997 and continue to do so in 1998. The Asian crisis should lower worldwide GDP growth in 1998 and lead to lower prices for many basic industrial goods and imported products. This should take some pressure off of inflation and lead to lower interest rates. Several prognosticators are now forecasting that thirty-year U.S. Treasury rates will fall to 5.0% by year-end 1998. While this may be optimistic, at least one cut in the Fed Funds rate seems likely and long term yields could fall to a range of 5.25%-5.50% by the second half of 1998.
                                    TABLE 5
                        U.S. TREASURY SECURITIES YIELD

                                         3 mo  1 yr  3 yr   5 yr   10 yr  30 yr
                                         ----  ----  -----  -----  -----  -----
12/31/96................................ 5.18% 5.49%  6.02%  6.21%  6.42%  6.64%
12/31/97................................ 5.35% 5.49%  5.67%  5.71%  5.74%  5.92%
Change in
 Basis Points........................... 0.17  0.00  (0.35) (0.50) (0.68) (0.72)

  In 1997, the U.S. enjoyed strong real growth led by a capital spending boom, rising real incomes and strong corporate profitability. With unemployment at 4.6%, rising pressure on inflation might be expected, but surprisingly inflation was at its lowest level in three decades and interest rates fell. While it is expected that problems in Asia will reduce U.S. real growth by between 0.5% and 0.75%, the U.S. economy should still grow between 2%-3%. Thus far, the problems in Asia have affected price levels and interest rates rather than U.S. economic growth. In all likelihood, the impact of the Asian turmoil on economic growth should be felt during the first half of 1998.

  While a massive international effort is underway to try to contain the crisis, there can be no assurance that the worst is over. A sovereign debt default or an adjustment of the Hong Kong peg could have serious repercussions and further depress worldwide equity markets. Perhaps the biggest impact of the Asian crisis on the U.S. will be to pressure profitability of U.S. corporations. A flood of low-priced imports could enter U.S. markets in 1998. The combination of slower revenue growth due to a moderating economy, import competition and higher wage rates could pressure profit margins thus leading to earnings disappointments. The critical question for investors is whether higher P/E ratios due to lower inflation and interest rates will offset the deterioration in corporate profit growth.

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     TCW CONVERTIBLE SECURITIES FUND, INC.
     The President's Letter (continued)
[LOGO OF TCW]
--------------------------------------------------------------------------------

  While it is impossible to predict the outcome of the turmoil in Asia, it is clear the environment for equities has become more uncertain. During the next few months, world equity markets are likely to remain volatile. The U.S. equity market seems to have entered a period of adjustment. While lower interest rates may mute the impact of lower earnings on stock prices, it seems that a fourth year of equity returns above 20% is unlikely. Our best guess is that returns will regress toward the long term mean of 10% with risk to the downside if the Asian crisis is not contained or corporate earnings growth turns negative. In this type of an environment, convertibles should provide competitive returns relative to equities with significant downside protection.

RIGHTS OFFERING

  The Fund launched a rights offering earlier this year. The offering was fully subscribed and the Fund received the proceeds of approximately $51.6 million in mid-May. These proceeds were invested promptly on behalf of the Funds investors. This proved to be fortuitous because the market has risen substantially since the proceeds were invested. Investors were able to purchase new shares at $8.09. These shares were worth $9.625 at December 31, 1997 and taking into account the quarterly dividends of $0.21 per share and the additional $0.03 distribution at year end, the return to investors has been 27.7% on these newly issued shares (including dividend reinvestment).

DIVIDEND REINVESTMENT PLAN

  Shareholders who wish to add to their investment may do so through the Dividend Reinvestment Plan. Under the Plan, your dividend is used to purchase shares on the open market whenever shares and the related sales commission are selling below the per share Net Asset Value. If the market price, including commission on the share, is selling above the Net Asset Value, you will receive shares at a price equal to the higher of the Net Asset Value per share on the payment date or 95% of the closing market price.

  To enroll in the Plan, if your shares are registered in your name, write to the Bank of New York, Church Street Station, P. O. Box #11002, New York, New York, 10277-0770, or call their toll free number (800) 524-4458. If your shares are held by a brokerage firm, please call your broker. If, however, you need assistance please call our investor relations department at (800) 386-3829. As always, we would be pleased to accommodate your investment needs.

                    Sincerely,
                    /s/ Ernest O. Ellison
                    Ernest O. Ellison
                    President and Director

                    February 3, 1998

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     TCW CONVERTIBLE SECURITIES FUND, INC.
     Schedule of Investments
     December 31, 1997
[LOGO OF TCW]
--------------------------------------------------------------------------------

 Number of
 Shares or
 Principal
   Amount                                                             Value
 ---------                                                            -----
            CONSUMER STAPLES (56.1% OF NET ASSETS)
            DRUGS AND HOSPITAL SUPPLY (2.4%)
 $5,465,000 Sandoz Capital BVI, Ltd., (Switzerland), 2%, due
             10/06/02...........................................   $ 8,375,113*
                                                                   -----------
            ENTERTAINMENT, LEISURE AND MEDIA (11.9%)
 $1,500,000 Activision, Inc., 6.75%, due 01/01/05...............     1,597,500*
     84,100 Evergreen Media Corp., $3.00 Convertible Preferred..     6,622,875*
      9,300 Golden Books Family Entertainment, Inc., $4.375
             Convertible Preferred..............................       492,900
     52,500 Golden Books Family Entertainment, Inc., $4.375
             Convertible Preferred..............................     2,782,500*
    209,500 Houston Industries, Inc., Exchangeable Time Warner,
             $3.215 Convertible Preferred.......................    11,954,594
    166,700 Merrill Lynch & Company, Inc., Exchangeable Cox
             Communications, Inc., $1.3725 Convertible
             Preferred..........................................     5,646,963
     48,100 TCI Pacific Communications, Inc., $5.00 Convertible
             Preferred..........................................     7,918,463
     85,400 U.S. West, Inc., Exchangeable U.S. West Media Group,
             $2.25 Convertible Preferred........................     5,268,113
                                                                   -----------
            Total Entertainment, Leisure and Media..............    42,283,908
                                                                   -----------

 Number of
 Shares or
 Principal
   Amount                                                             Value
 ---------                                                            -----
            FOODS, HOTELS AND RESTAURANTS (3.1%)
     69,200 Apple South, Inc., $3.50
             Convertible Preferred..............................   $ 3,758,425*
     63,500 Host Marriott Financial Trust,
             $3.375 Convertible Preferred.......................     3,810,000*
 $3,530,000 Signature Resort, 5.75%, due 01/15/07...............     3,596,188
                                                                   -----------
            Total Foods, Hotels and Restaurants.................    11,164,613
                                                                   -----------
            HEALTHCARE (15.5%)
 $6,205,000 Alternative Living Services, Inc., 5.25%, due
             12/15/02...........................................     7,228,825
 $1,920,000 Alternative Living Services, Inc.,
             7%, due 06/01/04...................................     2,822,400*
 $4,625,000 Assisted Living Concepts, Inc.,
             6%, due 11/01/02...................................     5,018,125
 $9,595,000 Athena Neurosciences, Inc.,
             Exchangeable Elan Corp. PLC (Ireland), 4.75%, due
             11/15/04...........................................     9,606,994*
 $3,720,000 Atria Communities, Inc., 5%, due 10/15/02...........     3,775,800*
     77,400 Laboratory Corp. of America Holdings, $4.25
             Convertible Preferred..............................     3,579,750
 $3,020,000 Morgan Stanley Group, Inc., Exchangeable Johnson &
             Johnson, 2%, due 03/29/02..........................     3,608,900
 $3,910,000 OccuSystems, Inc., 6%, due 12/15/01.................     5,469,113*
 $6,380,000 Omnicare, Inc., 5%, due 12/01/07....................     6,419,875*

* Restricted security. (See Note 8)

See accompanying Notes to Financial Statements.

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     TCW CONVERTIBLE SECURITIES FUND, INC.
     Schedule of Investments (continued)
     December 31, 1997
[LOGO OF TCW]
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
  Number of
  Shares or
  Principal
   Amount                                                            Value
  ---------                                                          -----
 $   510,000 Quintiles Transnational Corp., 4.25%, due
              05/31/00.........................................   $   573,750
 $ 2,880,000 Quintiles Transnational Corp., 4.25%, due
              05/31/00.........................................     3,240,000*
 $ 2,815,000 Sunrise Assisted Living, Inc., 5.5%, due 06/15/02.     3,701,725*
                                                                  -----------
             Total Healthcare..................................    55,045,257
                                                                  -----------
             RETAIL (8.2%)
 $12,250,000 Costco Companies, Inc., 0%,
              due 08/19/17.....................................     7,304,063*
 $ 6,665,000 Home Depot, Inc., 3.25%, due 10/01/01.............     8,931,100
      65,400 Kmart Corp., $3.875 Convertible Preferred.........     3,376,275
 $ 7,085,000 Staples, Inc., 4.5%, due 10/01/00.................     9,369,913*
                                                                  -----------
             Total Retail......................................    28,981,351
                                                                  -----------
             RETAIL FOOD AND DRUG (1.9%)
 $ 6,250,000 Rite Aid Corp, 5.25%, due 09/15/02................     6,750,000*
                                                                  -----------
             SERVICES--BUSINESS (13.1%)
 $ 8,935,000 Cendant Corp., 4.75%, due 03/01/03................    11,928,225
 $ 4,925,000 Corestaff, Inc., 2.94%, due 08/15/04..............     4,106,219
 $ 1,200,000 CUC International, Inc., 3%, due 02/15/02.........     1,504,500
 $ 1,000,000 CUC International, Inc., Reg S, 3%, due 02/15/02..     1,253,750
 $ 8,845,000 CUC International, Inc., 3%, due 02/15/02.........    11,089,419*
 $ 4,955,000 Omnicon Group, Inc., 4.25%, due 01/03/07..........     6,788,350*
 $ 3,150,000 Personnel Group of America, Inc., 5.75%, due
              07/01/04.........................................     3,587,063*
 $ 3,295,000 SmarTalk Teleservices, Inc., 5.75%, due 09/15/04..     3,521,531*

 Number of
 Shares or
 Principal
   Amount                                                            Value
 ---------                                                           -----
     56,200 Snyder Communications, Inc., $1.6778 Convertible
             Preferred.........................................   $  1,910,800
     10,000 Vanstar Corp., $3.375 Convertible Preferred........        368,750
     15,000 Vanstar Corp., $3.375 Convertible Preferred........        553,125*
                                                                  ------------
            Total Services--Business...........................     46,611,732
                                                                  ------------
            TOTAL CONSUMER STAPLES (Cost: $166,342,771)........    199,211,974
                                                                  ------------
            CONSUMER CYCLICALS
             (COST: $3,965,000) (1.2%)
            AUTOMOTIVE (1.2%)
 $3,965,000 Tower Automotive, Inc., 5%, due 08/01/04...........      4,123,600*
                                                                  ------------
            CAPITAL GOODS (26.3%)
            AEROSPACE AND CONGLOMERATES (3.4%)
 $3,215,000 Morgan Stanley Group, Inc., Exchangeable Boeing
             Company, 0%, due 09/30/00.........................      3,600,800
 $3,145,000 Hexcel Corp., 7%, due 08/01/03.....................      5,157,800
 $1,875,000 Titan Corp., 8.25%, due 11/01/03...................      3,363,281
                                                                  ------------
            Total Aerospace and Conglomerates..................     12,121,881
                                                                  ------------
            ELECTRICAL INSTRUMENTS AND COMMUNICATION EQUIPMENT
             (4.2%)
 $4,790,000 Premiere Technologies, Inc., 5.75%, due 07/01/04...      4,999,563*
 $1,630,000 Tel-Save Holdings, Inc., 4.5%, due 09/15/02........      1,572,950*
 $8,600,000 Tel-Save Holdings, Inc., 5%, due 12/15/04..........      8,159,250*
                                                                  ------------
            Total Electrical Instruments and Communication
             Equipment.........................................     14,731,763
                                                                  ------------

* Restricted security. (See Note 8)
See accompanying Notes to Financial Statements.

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     TCW CONVERTIBLE SECURITIES FUND, INC.
     Schedule of Investments (continued)
     December 31, 1997
[LOGO OF TCW]
--------------------------------------------------------------------------------

  Number of
  Shares or
  Principal
   Amount                                                             Value
  ---------                                                           -----
             ELECTRONICS--SEMICONDUCTORS AND INSTRUMENTS (0.9%)
 $ 3,000,000 Adaptec, Inc., 4.75%, due 02/04/04.................   $ 3,090,000*
                                                                   -----------
             INFORMATION PROCESSING (5.0%)
      72,100 Morgan Stanley Group, Inc., Exchangeable Cisco
              Systems, Inc., $4.00 Convertible Preferred........     6,633,200
 $ 6,585,000 Safeguard Scientifics, Inc., 6%, due 02/01/06......     7,416,356*
 $ 3,575,000 Wind River Systems, Inc., 5%, due 08/01/02.........     3,811,844*
                                                                   -----------
             Total Information Processing.......................    17,861,400
                                                                   -----------
             OFFICE EQUIPMENT & SUPPLIES (1.0%)
 $ 3,740,000 Xerox Corp., 2.875%, due 07/01/02..................     3,665,200
                                                                   -----------
             POLLUTION CONTROL (8.5%)
 $ 8,050,000 Thermo Electron Corp., 4.25%, due 01/01/03.........    10,143,000*
 $11,645,000 United States Filter Corp., 4.5%, due 12/15/01.....    12,052,575
 $ 7,245,000 USA Waste Systems, Inc., 4%, due 02/01/02..........     7,933,275
                                                                   -----------
             Total Pollution Control............................    30,128,850
                                                                   -----------
             TELECOMMUNICATION EQUIPMENT (3.3%)
 $15,265,000 Motorola, Inc., 0%, due 09/27/13...................    11,620,481
                                                                   -----------
             TOTAL CAPITAL GOODS (Cost: $85,224,953)............    93,219,575
                                                                   -----------

 Number of
 Shares or
 Principal
   Amount                                                             Value
 ---------                                                            -----
            BASIC INDUSTRIES (7.2%)
            ENERGY AND OIL SERVICES (5.0%)
 $6,560,000 Baker Hughes, Inc., 0%, due 05/05/08................   $ 5,608,800
 $1,535,000 Diamond Offshore Drill, 3.75%, due 02/15/07.........     2,076,088
     79,300 EVI, Inc., $2.50 Convertible Preferred..............     3,657,713*
 $3,040,000 Loews Corp., Exchangeable Diamond Offshore Drill,
             3.125%, due 09/15/07...............................     2,941,200
     61,400 Unocal Corp., $3.125 Convertible Preferred..........     3,469,100
                                                                   -----------
            Total Energy and Oil Services.......................    17,752,901
                                                                   -----------
            OIL AND GAS-INTERNATIONAL (0.7%)
     31,100 Occidental Petroleum Corp., Exchangeable Canadian
             Occidental Petroleum, $3.00 Convertible Preferred
             (Canada)...........................................     2,581,300
                                                                   -----------
            PAPER AND PACKAGING (0.8%)
 $3,030,000 Metsa-Serla OYJ, (Finland), 4.375%, due 10/15/02....     2,772,450*
                                                                   -----------
            TRANSPORTATION (0.7%)
 $2,345,000 Halter Marine Group, Inc., 4.5%, due 09/15/04.......     2,532,600*
                                                                   -----------
            TOTAL BASIC INDUSTRIES (Cost: $24,979,264)..........    25,639,251
                                                                   -----------

* Restricted security. (See Note 8)
See accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------
     TCW CONVERTIBLE SECURITIES FUND, INC.
     Schedule of Investments (continued)
     December 31, 1997
[LOGO OF TCW]
--------------------------------------------------------------------------------

 Number of
 Shares or
 Principal
   Amount                                                              Value
 ---------                                                             -----
            CREDIT SENSITIVE (6.6%)
            BUILDING, REAL ESTATE AND REIT'S (1.8%)
 $2,365,000 LTC Properties, Inc., 8.25%, due 07/01/01............   $ 2,908,950
 $2,590,000 LTC Properties, Inc., 8.5%, due 01/01/01.............     3,545,063
                                                                    -----------
            Total Building, Real Estate and REIT's...............     6,454,013
                                                                    -----------
            INSURANCE (1.2%)
    101,100 Salomon, Inc., Exchangeable Financial Security
             Assurance Holdings, Ltd., $2.30 Convertible
             Preferred...........................................     4,119,825
                                                                    -----------
            SERVICES-FINANCIAL, BANKING AND MISCELLANEOUS (3.6%)
    101,300 National Australia Bank, Ltd. (Australia), $1.96875
             Convertible Preferred...............................     2,868,056
     82,500 SunAmerica Corp., $3.188 Convertible Preferred.......     3,841,406
    182,700 Westpac Holdings Corp., Ltd., (Australia) $3.135
             Convertible Preferred...............................     6,120,444
                                                                    -----------
            Total Services-Financial, Banking and Miscellaneous..    12,829,906
                                                                    -----------
            TOTAL CREDIT SENSITIVE (Cost: $19,173,209)...........    23,403,744
                                                                    -----------

  Principal
   Amount                                                            Value
 -----------                                                         -----
             REPURCHASE AGREEMENTS (6.0%)
 $   118,831 Stock Loan Repurchase, Bear Stearns & Co., Inc.,
              dated 12/31/97, 3.375%, due 01/02/98
              (collateralized by $125,000 U.S. Treasury Bill,
              valued at $123,855)..............................   $    118,831
 $ 4,863,670 Stock Loan Repurchase, Bear Stearns & Co., Inc.,
              dated 12/31/97, 6.875%, due 01/02/98
              (collateralized by $5,000,000 U.S. Treasury Bill,
              valued at $4,964,800)............................      4,863,670
 $16,454,887 Cash Repurchase Agreement, Bear Stearns & Co.,
              Inc., dated 12/31/97, 6.25%, due 01/02/98
              (collateralized by $16,935,000 U.S. Treasury
              Bill, valued at $16,786,555).....................     16,454,887
                                                                  ------------
             TOTAL REPURCHASE AGREEMENTS (COST: $21,437,388)...     21,437,388
                                                                  ------------
             TOTAL INVESTMENTS (103.4%) (COST: $321,122,585)...    367,035,532
                                                                  ------------
             EXCESS OF LIABILITIES OVER OTHER ASSETS (-3.4%)...    (11,974,261)
                                                                  ------------
             NET ASSETS (100%).................................   $355,061,271
                                                                  ============

* Restricted security. (See Note 8)
See accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------
     TCW CONVERTIBLE SECURITIES FUND, INC.
     Statement of Assets and Liabilities
     December 31, 1997
[LOGO OF TCW]
--------------------------------------------------------------------------------

ASSETS:
  Investments at Value (Cost $321,122,585) (Note 1).............. $367,035,532
  Interest and Dividends Receivable..............................    2,761,813
                                                                  ------------
    Total Assets.................................................  369,797,345
                                                                  ------------
LIABILITIES:
  Payable upon Return of Securities Loaned (Note 5)..............    4,982,501
  Distributions Payable..........................................    9,254,707
  Accrued Investment Advisory and Service Fees (Note 3)..........      335,323
  Accounts Payable...............................................      163,543
                                                                  ------------
    Total Liabilities............................................   14,736,074
                                                                  ------------
NET ASSETS....................................................... $355,061,271
                                                                  ============
Net Assets were comprised of:
  Common Stock, par value $0.01 per share, (50,000,000 shares
   authorized, 38,561,279 shares issued and outstanding)......... $    385,613
  Paid-in Capital................................................  342,125,181
  Distribution of Paid-in Capital (Note 1).......................  (34,179,879)
  Net Unrealized Appreciation of Investments.....................   45,912,947
  Undistributed Net Realized Gains on Investments................      817,409
                                                                  ------------
NET ASSETS....................................................... $355,061,271
                                                                  ============
NET ASSET VALUE PER SHARE........................................ $       9.21
                                                                  ============

See accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------
     TCW CONVERTIBLE SECURITIES FUND, INC.
     Statement of Operations
     Year Ended December 31, 1997
[LOGO OF TCW]
--------------------------------------------------------------------------------

INVESTMENT INCOME:
  Interest (Note 1) (including security lending fees of $54,242).... $10,209,331
  Dividends (Note 1)................................................   4,805,938
                                                                     -----------
    Total Investment Income.........................................  15,015,269
                                                                     -----------
EXPENSES:
  Investment Advisory Fees (Note 3).................................   1,853,979
  Custodian Fees....................................................     119,271
  Transfer Agent Fees...............................................      85,000
  Directors' Fees and Expenses (Note 6).............................      75,000
  Proxy Costs.......................................................      65,000
  Printing and Distribution Costs...................................      50,000
  Listing Fees......................................................      33,478
  Audit and Tax Service Fees........................................      30,000
  Accounting and Other Service Fees (Note 3)........................      25,000
  Insurance Costs...................................................      14,741
  Business Tax Fees.................................................      10,585
  Legal Fees (Note 6)...............................................       5,840
  Miscellaneous.....................................................       2,562
                                                                     -----------
    Total Expenses..................................................   2,370,456
                                                                     -----------
    Net Investment Income...........................................  12,644,813
                                                                     -----------
NET REALIZED GAINS AND CHANGE IN UNREALIZED APPRECIATION
 OF INVESTMENTS:
  Net Realized Gains on Investments.................................  19,760,433
  Change in Unrealized Appreciation of Investments..................  29,491,278
                                                                     -----------
    Net Realized Gains and Change in Unrealized
     Appreciation of Investments....................................  49,251,711
                                                                     -----------
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS.................... $61,896,524
                                                                     ===========

See accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------
     TCW CONVERTIBLE SECURITIES FUND, INC.
     Statements of Changes in Net Assets
[LOGO OF TCW]
--------------------------------------------------------------------------------

                                               Year Ended        Year Ended
                                            December 31, 1997 December 31, 1996
                                            ----------------- -----------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
  Net Investment Income....................   $ 12,644,813      $ 11,278,914
  Net Realized Gains on Investments........     19,760,433        24,933,292
  Change in Unrealized Appreciation
   (Depreciation) of Investments...........     29,491,278          (382,158)
                                              ------------      ------------
    Increase in Net Assets Resulting from
     Operations............................     61,896,524        35,830,048
                                              ------------      ------------
Distributions to Shareholders:
  From Net Investment Income...............    (12,644,813)      (11,278,914)
  From Net Realized Gains on Investments...    (19,482,548)      (19,904,764)
                                              ------------      ------------
    Total Distributions to Shareholders....    (32,127,361)      (31,183,678)
                                              ------------      ------------
Capital Share Transactions:
  Shares Issued through Exercise of Common
   Stock Subscription Rights (6,396,283)
   (Note 9)................................     51,583,087               --
  Shares Issued in Reinvestment of
   Dividends (270,747 for the year ended
   December 31, 1997 and 233,869 for the
   year ended December 31, 1996)...........      2,442,324         2,012,418
                                              ------------      ------------
    Total Increase in Net Assets...........     83,794,574         6,658,788
NET ASSETS:
Beginning of Year..........................    271,266,697       264,607,909
                                              ------------      ------------
End of Year................................   $355,061,271      $271,266,697
                                              ============      ============

See accompanying Notes to Financial Statements.

-------------------------------------------------------------------------------
     TCW CONVERTIBLE SECURITIES FUND, INC.
     Notes to Financial Statements
[LOGO OF TCW]
-------------------------------------------------------------------------------
NOTE 1--SIGNIFICANT ACCOUNTING POLICIES:

 TCW Convertible Securities Fund, Inc. (the "Fund") was incorporated in Mary-land on January 13, 1987 as a diversified, closed-end management investment company and is registered under the Investment Company Act of 1940, as amend-ed. The Fund commenced operations on March 5, 1987. The Fund's investment ob-jective is to seek a total investment return, comprised of current income and capital appreciation through investment principally in convertible securities.

 The preparation of the accompanying financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

 The following is a summary of the significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

SECURITY VALUATION: Securities traded on national exchanges are valued at the last reported sales price or the mean of the current bid and asked prices if there are no sales in the trading period immediately preceding the time of de-termination. Other securities which are traded on the over-the-counter market are valued at the mean of the current bid and asked prices. Short-term debt securities with maturities of 60 days or less at the time of purchase are val-ued at amortized cost. Securities for which quotations are not readily avail-able and unregistered securities are valued at fair value as determined in good faith by, or under the direction of, the Board of Directors.

SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME: Security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date, while interest income is recorded on the accrual basis. Original issue discount is accreted as interest income using a constant yield to maturity. Discounts on securities purchased are recognized as interest income at the time the security is sold using a constant yield to maturity. Premiums on securities purchased are not amortized. Realized and unrealized gains and losses on investments are recorded on the basis of identified cost.

DISTRIBUTIONS: The Fund's Board of Directors has adopted a policy under which it has declared quarterly dividends of $0.21 per share. Payments to shareholders under the distribution policy are reflected in the financial statements in the following order; first from net investment income and, depending upon the results achieved each year, secondly from net realized capital gains, thirdly as a distribution in excess of net investment income or capital gains which may become taxable to shareholders in the subsequent year and, lastly, as a return of capital which is not taxable to shareholders.

 Income and capital gain distributions are determined in accordance with in-come tax regulations which may differ from generally accepted accounting prin-ciples. These differences are primarily due to differing treatments for losses deferred due to wash sales and spillover distributions. Permanent book and tax basis differences relating to shareholder distributions will result in reclas-sifications to paid in capital and may affect net investment income per share.

REPURCHASE AGREEMENT: The Fund may invest in repurchase agreements secured by U.S. Government Securities. A repurchase agreement arises when the Fund pur-chases a security and simultaneously agrees to resell it to the seller at an agreed upon future date. The Fund requires the seller to maintain the value of the securities, marked to market daily, at not less than the repurchase price. If the seller defaults on its repurchase obligation, the Fund could suffer de-lays, collection expenses and losses to the extent that the proceeds from the sale of the collateral are less than the repurchase price.

-------------------------------------------------------------------------------
     TCW CONVERTIBLE SECURITIES FUND, INC.
     Notes to Financial Statements (continued)
[LOGO OF TCW]
-------------------------------------------------------------------------------

NOTE 2--FEDERAL INCOME TAXES:

 It is the policy of the Fund to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and distribute all of its net taxable income, including any net realized gains on investments, to its shareholders. Therefore, no federal income tax provision is required.

 During the year ended December 31, 1997, the Fund realized on a tax basis net realized gains of $19,760,433 on security transactions.

 As of December 31, 1997, net unrealized appreciation (depreciation) for fed-eral income tax purposes is comprised of the following components:

Appreciated securities............................................ $ 47,337,137
Depreciated securities............................................   (1,424,190)
                                                                   ------------
Net unrealized appreciation....................................... $ 45,912,947
                                                                   ============
Cost of securities for federal income tax purposes................ $321,122,585
                                                                   ============

NOTE 3--INVESTMENT ADVISORY AND SERVICE FEES:

 TCW Funds Management, Inc. is the Investment Adviser of the Fund and also furnishes the Fund with accounting and other services and office space. As compensation for the services rendered, facilities provided, and expenses borne, the Adviser is paid a monthly fee by the Fund computed at the annual rate of 0.75% of the first $100 million of the Fund's average net assets and 0.50% of the Fund's average net assets in excess of $100 million. In addition, the Fund reimburses the Adviser for the costs of providing accounting services to the Fund (up to a maximum of $25,000 per year).

NOTE 4--PURCHASES AND SALES OF SECURITIES:

 For the year ended December 31, 1997, purchases and sales or maturities of investment securities (excluding short-term investments) aggregated $442,842,376 and $423,664,595, respectively. There were no purchases or sales of U.S. Government securities for the year ended December 31, 1997.

NOTE 5--SECURITY LENDING:

 During the year ended December 31, 1997, the Fund lent securities to a broker. The broker provided collateral, which must be maintained at not less than 100% of the value of the loaned securities, to secure the obligation. At December 31, 1997, the cash received from the borrowing broker was invested in overnight repurchase agreements issued by the borrowing broker which, in turn, were collateralized by U.S. Treasury securities valued at $5,088,655, or 102%, of the value of the loaned securities.

NOTE 6--DIRECTORS' AND LEGAL FEES:

 Directors who are not affiliated with the Investment Adviser received, as a group, aggregate fees and expenses of $75,000 from the Fund for the period ended December 31, 1997. Legal fees totaled $5,840 of which $1,703 were paid to O'Melveny & Myers, of which an individual who is of counsel, serves as a director of the Fund. Certain officers and/or directors of the Fund are also officers and/or directors of the Investment Adviser.

NOTE 7--REPORT OF ANNUAL MEETING OF SHAREHOLDERS:

 The Annual Meeting of Shareholders of the Fund was held on July 16, 1997. At the meeting, the following matters were submitted to a shareholder vote and approved by a vote of a majority of the Fund's outstanding voting securities:
(i) the election of Ernest O. Ellison, John C. Argue, Norman Barker, Jr., Richard W. Call, Coleman W. Morton, Charles A. Parker, Lawrence J. Sheehan and Robert G. Sims as Directors to serve until the next annual meeting of the Fund's shareholders and until their successors are elected and qualify (each Director received 31,212,605 affirmative votes; votes opposed 319,388 and votes withheld 337,401); (ii) Renewal of the Investment Advisory and Management Agreement for another annual period (votes for: 30,947,323; votes against 383,620 and abstentions 538,451); and (iii) the ratification of the

--------------------------------------------------------------------------------
     TCW CONVERTIBLE SECURITIES FUND, INC.
     Notes to Financial Statements (continued)
[LOGO OF TCW]
--------------------------------------------------------------------------------
selection of Deloitte & Touche LLP as independent auditors of the Fund for the fiscal year ending December 31, 1997 (votes for: 31,262,618; votes against 185,364 and abstentions 421,412). 38,437,491 shares were outstanding on the record date for this meeting and 31,869,394 shares entitled to vote were pres-ent in person or by proxy at the meeting.

NOTE 8--RESTRICTED SECURITIES:

 The following restricted securities held by the Fund at December 31, 1997 were valued both at the date of acquisition and December 31, 1997, in accordance with the Security Valuation policy of the Fund described in Note 1. The restricted securities were purchased in private placement transactions without registration under the Securities Act of 1933. Such securities generally may be sold only in a privately negotiated transaction with a limited number of purchasers, in a public offering registered under the Securities Act of 1933 (the "1933 Act") or in accordance with Rule 144A under the 1933 Act. The Fund may classify a Rule 144A security as liquid if it can be reasonably expected that the Fund would be able to dispose of the security within seven days in the ordinary course of business at approximately its carrying value. Rule 144A securities for which such a determination is not made and other restricted securities are deemed illiquid and are subject to an aggregate limitation of no more than 15% of the Fund's investment portfolio. The Fund will bear any costs incurred in connection with the disposition of restricted securities. The total value of restricted securities at December 31, 1997 is $163,225,110, which represents 46% of net assets.

--------------------------------------------------------------------------------
     TCW CONVERTIBLE SECURITIES FUND, INC.
     Notes to Financial Statements (continued)
     December 31, 1997
[LOGO OF TCW]
--------------------------------------------------------------------------------

NOTE 8--RESTRICTED SECURITIES (CONTINUED)

  Number of
  Shares or
  Principal                                                 Date of
   Amount                                                 Acquisition    Cost
  ---------                                               ----------- ----------
 $ 1,500,000 Activision, Inc., 6.75%, due 01/01/05.....    12/16/97   $1,500,000
 $ 3,000,000 Adaptec, Inc., 4.75%, due 02/04/04........    01/28/97    3,006,250
 $ 1,920,000 Alternative Living Services, Inc., 7%, due
              06/01/04.................................    05/14/97    1,920,000
      69,200 Apple South, Inc., $3.50 Convertible
              Preferred................................    03/06/97    3,541,000
 $ 9,595,000 Athena
              Neurosciences, Inc., Exchangeable Elan
              Corp. PLC (Ireland), 4.75%, due 11/15/04.    11/05/97    9,595,000
 $ 3,720,000 Atria Communities, Inc., 5%, due
              10/15/02.................................    10/10/97    3,720,000
 $12,250,000 Costo Companies, Inc.,
              0%, due
              08/19/17.................................    08/14/97    6,198,499
 $ 8,845,000 CUC International, Inc., 3%, due 02/15/02.    02/05/97    8,850,874
      84,100 Evergreen Media Corp., $3.00 Convertible
              Preferred................................    06/11/97    4,298,750
      79,300 EVI, Inc.,
              $2.50 Convertible
              Preferred................................    10/29/97    3,925,875
      52,500 Golden Books Family Entertainment, Inc.,
              $4.375 Convertible Preferred.............    08/14/96    2,656,238



 Number of
 Shares or
 Principal                                                 Date of
   Amount                                                Acquisition    Cost
 ---------                                               ----------- ----------
 $2,345,000 Halter Marine
             Group, Inc.,
             4.5%, due
             09/15/04..................................   09/10/97   $2,345,000
     63,500 Host Marriott Financial Trust, $3.375
             Convertible Preferred.....................   11/25/96    3,248,625
 $3,030,000 Metsa-Serla OYJ, (Finland), 4.375%, due
             10/15/02..................................   10/09/97    3,041,336
 $3,910,000 OccuSystems, Inc., 6%, due 12/15/01........   12/19/96    3,899,332
 $6,380,000 Omnicare, Inc., 5%, due 12/01/07...........   12/04/97    6,380,000
 $4,955,000 Omnicom Group, Inc., 4.25%, due 01/03/07...   08/18/96    5,004,075
 $3,150,000 Personnel Group of America, Inc., 5.75%,
             due 07/01/04..............................   06/17/97    3,164,875
 $4,790,000 Premiere Technologies, Inc., 5.75%, due
             07/01/04                                     06/25/97    4,797,700
 $2,880,000 Quintiles Transnational Corp., 4.25%, due
             05/31/00..................................   04/23/96    2,855,555
 $6,250,000 Rite Aid Corp., 5.25%, due 09/15/02........   09/04/97    6,250,000
 $6,585,000 Safeguard Scientifics, Inc.,6%, due
             02/01/06..................................   01/06/97    6,340,594
 $5,465,000 Sandoz Capital BVI, Ltd., (Switzerland),
             2%, due 10/06/02..........................   09/28/95    5,880,539
 $3,295,000 SmarTalk Teleservices, Inc., 5.75%, due
             09/15/04..................................   09/12/97    3,295,000

--------------------------------------------------------------------------------
     TCW CONVERTIBLE SECURITIES FUND, INC.
     Notes to Financial Statements (continued)
     December 31, 1997
[LOGO OF TCW]
--------------------------------------------------------------------------------
NOTE 8--RESTRICTED SECURITIES (CONTINUED)

 Number of
 Shares or
 Principal                                                  Date of
   Amount                                                 Acquisition    Cost
 ---------                                                ----------- ----------
 $7,085,000 Staples, Inc., 4.5%, due 10/01/00..........    09/12/95   $7,332,303
 $2,815,000 Sunrise Assisted Living, Inc., 5.5%, due
             06/15/02..................................    06/03/97    2,828,181
 $1,630,000 Tel-Save Holdings, Inc., 4.5%, due
             09/15/02..................................    09/30/97    1,678,615
 $8,600,000 Tel-Save Holdings, Inc., 5%, due 12/15/04 .    12/05/97    8,600,000
 $8,050,000 Thermo Electron Corp., 4.25%, due 01/01/03.    11/28/95    8,607,361
 $3,965,000 Tower Automotive, Inc., 5%, due 08/01/04...    07/24/97    3,965,000
     15,000 Vanstar Corp., $3.375 Convertible
             Preferred.................................    09/27/96      639,372
 $3,575,000 Wind River Systems,Inc., 5%, due 08/01/02..    07/23/97    3,575,000


NOTE 9--COMMON STOCK SUBSCRIPTION RIGHTS:

 Non-transferable rights to subscribe to shares of the Fund's common stock were issued to shareholders of record on March 21, 1997. The rights entitled the shareholders to acquire one share of newly issued common stock for each five rights held. At the termination of the subscription period on April 23, 1997, 6,396,283 shares of common stock were subscribed at a price of $8.09 per share as of April 23, 1997. Proceeds from the subscriptions totaled $51,583,087, net of issuance costs.

-------------------------------------------------------------------------------
     TCW CONVERTIBLE SECURITIES FUND, INC.
     Financial Highlights
[LOGO OF TCW]
-------------------------------------------------------------------------------

                                                            Year Ended December 31,
                           ----------------------------------------------------------------------------------------------------
                             1997      1996      1995      1994       1993      1992      1991      1990       1989      1988
                           --------  --------  --------  --------   --------  --------  --------  --------   --------  --------
 Net Asset Value Per
  Share, Beginning of
  Year...................  $   8.51  $   8.36  $   7.47  $   8.79   $   8.36  $   8.09  $   6.85  $   8.36   $   7.99  $   7.76
                           --------  --------  --------  --------   --------  --------  --------  --------   --------  --------
 Income from Operations:
 Net Investment Income...      0.35      0.36      0.37      0.38       0.40      0.41      0.43      0.46       0.50      0.55
 Impact to Capital for
  Shares Issued..........     (0.01)       --        --        --      (0.01)    (0.01)       --        --         --        --
 Net Realized and
  Unrealized Gains
  (Losses) on
  Securities.............      1.23      0.77      1.36     (0.86)      1.25      0.71      1.65     (1.13)      0.71      0.44
                           --------  --------  --------  --------   --------  --------  --------  --------   --------  --------
    Total from Investment
     Operations..........      1.57      1.13      1.73     (0.48)      1.64      1.11      2.08     (0.67)      1.21      0.99
 Less Distributions:
 Distributions from
  Net Investment Income..     (0.35)    (0.36)    (0.37)    (0.38)     (0.40)    (0.41)    (0.43)    (0.46)     (0.50)    (0.55)
 Distributions from
  Net Realized Gains.....     (0.52)    (0.62)    (0.33)    (0.30)     (0.81)    (0.07)       --        --      (0.06)       --
 Distributions in Excess
  of Net Realized Gains..        --        --     (0.14)    (0.16)        --        --        --        --         --        --
 Return of Capital ......        --        --        --        --         --     (0.36)    (0.41)    (0.38)     (0.28)    (0.21)
                           --------  --------  --------  --------   --------  --------  --------  --------   --------  --------
    Total Distributions..     (0.87)    (0.98)    (0.84)    (0.84)     (1.21)    (0.84)    (0.84)    (0.84)     (0.84)    (0.76)
                           --------  --------  --------  --------   --------  --------  --------  --------   --------  --------
 Net Asset Value Per
  Share, End of Year.....  $   9.21  $   8.51  $   8.36  $   7.47   $   8.79  $   8.36  $   8.09  $   6.85   $   8.36  $   7.99
                           ========  ========  ========  ========   ========  ========  ========  ========   ========  ========
 Total Investment
  Return (1).............     12.98%    11.75%     33.6%    (7.43)%    13.77%    15.90%    41.38%    (3.78)%    20.23%    24.79%
 Net Asset Value Total
  Return (2).............     19.10%    13.94%     24.0%    (5.70)%    16.12%    13.35%    31.20%    (8.25)%    15.97%    13.24%
 RATIOS/SUPPLEMENTAL
  DATA:
 Net Assets, End of Year
  (in thousands).........  $355,061  $271,267  $264,608  $234,686   $273,230  $215,208  $172,331  $144,593   $175,732  $167,797
 Ratio of Expenses to
  Average Net Assets.....      0.74%     0.77%     0.81%     0.79%      0.80%     0.88%     0.94%     0.94%      0.95%     0.94%
 Ratio of Net Investment
  Income to Average Net
  Assets.................      3.95%     4.12%     4.60%     4.66%      4.48%     5.04%     5.68%     5.93%      5.90%     6.66%
 Portfolio Turnover Rate.    132.99%   125.72%   108.98%   110.04%    173.79%   139.39%   114.13%    99.53%     84.17%    70.62%
 Average Commission Rate
  Paid by the Fund (3)...  $   0.06  $   0.06       N/A       N/A        N/A       N/A       N/A       N/A        N/A       N/A

(1) Based on market value per share, adjusted for reinvestment of distributions.
(2) Based on net asset value per share, adjusted for reinvestment of distributions.
(3) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for security trades on which commissions are charged. This amount may vary from period to period and fund to fund depending on the mix of trades executed in various markets where trading practices and commission rate structures may differ.

See accompanying Notes to Financial Statements.

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     TCW CONVERTIBLE SECURITIES FUND, INC.
     Independent Auditors' Report
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TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF TCW CONVERTIBLE SECURITIES FUND,
INC.:

  We have audited the accompanying statement of assets and liabilities of TCW Convertible Securities Fund, Inc., (the "Fund") including the schedule of investments, as of December 31, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for the two years in the period then ended, and the financial highlights for each of the ten years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based upon our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe our audits provide a reasonable basis for our opinion.


  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 1997 and the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

                                     /s/ Deloitte & Touche LLP

February 10, 1998
Los Angeles, California

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